UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	December 31, 2019

Date of reporting period:	January 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Sustainable Leaders Fund

Annual report

12 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 7, 2020

Dear Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/19)

Investment objective
Long-term capital appreciation

Net asset value December 31, 2019

Class IA: $39.92	Class IB: $38.74

Total return at net asset value
				Russell
				3000
				Growth —	Russell
				S&P 500	3000
(as of	Class IA	Class IB	S&P 500	Linked	Growth
12/31/19)	shares*	shares†	Index	Benchmark	Index
1 year	36.72%	36.36%	31.49%	36.45%	35.85%
5 years	88.82	86.49	73.86	95.33	94.47
Annualized	13.56	13.27	11.70	14.33	14.23
10 years	292.30	282.61	256.66	308.28	306.48
Annualized	14.65	14.36	13.56	15.11	15.05
Life	863.84	810.26	1,064.56	1,030.05	1,025.07
Annualized	9.23	8.99	10.07	9.94	9.92

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 1994.

† Class inception date: April 30, 1998.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown from the periods before this date.

As of September 1, 2019, the S&P 500 Index replaced the Russell 3000 Growth Index as the benchmark for this fund because, in Putnam Management's opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally are held by the fund.

* The S&P 500 Index is an unmanaged index of common stock performance.

† The Russell 3000 Growth—S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, May 2, 1994 through August 31, 2019, and performance of the S&P 500 Index from September 1, 2019, forward. You cannot invest directly in an index.

‡ The Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Sustainable Leaders Fund 1

Report from your fund’s managers

How was the environment for investing in U.S. stocks during the 12-month reporting period ended December 31, 2019?

Throughout the 12-month reporting period, U.S. stocks continued to rally and reach new highs despite many developments that could have sent investors fleeing. The S&P 500 Index delivered its best annual return since 2013. Markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks, such as fears of a global economic slowdown and concerns over the still unresolved U.S.–China trade conflict.

In the early months of the period, stocks rebounded quite dramatically after sharp declines at the end of 2018. The Federal Reserve’s decision to put interest-rate hikes on hold boosted investor sentiment, and positive corporate earnings helped U.S. stocks advance through April. The month of May turned tumultuous for stocks, due to investor concerns over the escalating global trade conflict. Volatility continued through June and into July when the Federal Reserve cut short-term interest rates for the first time since 2008. Stocks were pressured again in August, with trade conflict headlines sending the Dow Jones Industrial Average to its biggest intraday drop of the year.

In the final months of the period, stocks recovered after the Federal Reserve lowered short-term interest rates two more times. Following the October rate cut, the S&P 500 Index closed at a record high, and expectations of further monetary easing boosted stocks. In December, the Federal Reserve held rates steady and noted a favorable economic outlook for 2020. Also, in December, all three major U.S. stock market indexes set new record highs.

How did Putnam VT Sustainable Leaders Fund perform in this environment?

For the 12-month period, the fund’s IA shares delivered a return of 36.72%, outperforming the S&P 500 Index benchmark, which returned 31.49%.

What were some holdings that helped fund performance?

A top contributor to performance was our investment in Okta, a software company that specializes in cloud identity management. Okta provides businesses with technology to automate and modernize access to various business systems and applications with a focus on data security. In addition to its strong fundamentals, in our view, the company aligned with our sustainability mandate. Its products and services are aimed at improving efficiency and access to information in a way that is tailored to customer needs.

Chipotle Mexican Grill was also a performance highlight, and the company offers an attractive sustainability profile, in our view. Chipotle is focused on offering fresh ingredients that are sourced in sustainable ways and is committed to reducing food and packaging waste. In addition, Chipotle was one of only three businesses to earn an industry-leading “A” score for its comprehensive policies restricting the use of antibiotics in its supply chain. The company has made important improvements in food safety measures following outbreaks of foodborne illness linked to its restaurants in 2015. These efforts, in part, helped drive a turnaround in same-restaurant sales.

Could you discuss some stocks or strategies that detracted from the fund’s performance?

Among the top detractors for the period were two technology companies: Talend and DXC Technology. Talend’s legacy business showed faster deceleration than anticipated, and DXC experienced operational challenges that caused investors to doubt the company’s potential.

Another detractor was Webster Financial, a regional bank that has a health savings account business within it. Health savings accounts [HSA] are tax-efficient vehicles that help consumers save for out-of-pocket health-care expenses. During the period, growth in Webster Financial’s HSA Bank division was overshadowed by pressures across the entire banking sector. We sold our positions in DXC and Webster before period-end.

As the fund begins a new fiscal year, what is your outlook?

Looking ahead, we will continue to focus on key sustainability themes that we believe remain relevant in any macroeconomic environment. Rather than trying to second-guess the direction of interest rates or GDP growth, we concentrate on building portfolios that can be resilient regardless of economic conditions and that can be flexible as market conditions shift.

With our research-driven investment process, we seek a combination of three attributes: strong fundamental prospects, reasonable valuation, and positive impact. Over the long term, we believe that our range of investment opportunities will continue to expand.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Shareholders were informed through a supplement dated January 17, 2018 to the fund’s prospectus that Putnam Management recommended, and the fund’s Board of Trustees approved, changes to the fund’s investment strategy in order to incorporate sustainability criteria. In connection with these changes, the fund’s name changed to Putnam VT Sustainable Leaders Fund. See the fund’s current prospectus for more information.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s investment strategy of investing in companies that exhibit a commitment to sustainable business practices may result in the fund investing in securities or industry sectors that underperform the market as a whole

2 Putnam VT Sustainable Leaders Fund

or underperform other funds that do not invest with a sustainable focus. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

_____________________________________________________________________________

Your fund’s managers

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Sustainable Leaders Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/19 to 12/31/19. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/18	0.68%	0.93%
Annualized expense ratio for the six-month
period ended 12/31/19*	0.66%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/19		ended 12/31/19
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.48	$4.79	$3.36	$4.63
Ending value
(after
expenses)	$1,090.70	$1,089.40	$1,021.88	$1,020.62

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Sustainable Leaders Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Sustainable Leaders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Sustainable Leaders Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Sustainable Leaders Fund 5

The fund’s portfolio 12/31/19

COMMON STOCKS (97.8%)*	Shares	Value
Banks (3.5%)
Bank of America Corp.	643,100	$22,649,982
First Republic Bank	49,142	5,771,728
		28,421,710
Beverages (1.4%)
Heineken NV (Netherlands)	107,883	11,486,493
		11,486,493
Biotechnology (2.6%)
Amgen, Inc.	49,900	12,029,393
Vertex Pharmaceuticals, Inc. †	40,000	8,758,000
		20,787,393
Building products (1.2%)
Johnson Controls International PLC	232,600	9,469,146
		9,469,146
Capital markets (3.2%)
BlackRock, Inc.	41,900	21,063,130
EQT AB (Sweden) †	384,941	4,475,604
		25,538,734
Chemicals (5.0%)
Ecolab, Inc.	27,930	5,390,211
Koninklijke DSM NV (Netherlands) S	94,450	12,300,164
Linde PLC	69,200	14,732,680
Novozymes A/S Class B (Denmark)	166,892	8,166,919
		40,589,974
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $15) (Private) (Germany) † ΔΔ F	11	9
New Middle East Other Assets GmbH (acquired
8/2/13, cost $5) (Private) (Germany) † ΔΔ F	4	3
		12
Consumer finance (0.2%)
Oportun Financial Corp. (acquired 6/23/15,
cost $2,446,545) (Private) † F	83,807	1,795,146
		1,795,146
Containers and packaging (1.1%)
Ball Corp.	135,900	8,788,653
		8,788,653
Electric utilities (1.0%)
NextEra Energy, Inc.	34,400	8,330,304
		8,330,304
Food and staples retail (2.8%)
Kroger Co. (The)	238,100	6,902,519
Walmart, Inc.	134,200	15,948,328
		22,850,847
Food products (1.8%)
Barry Callebaut AG (Switzerland)	1,976	4,365,249
McCormick & Co., Inc. (non-voting shares)	58,500	9,929,205
		14,294,454
Health-care equipment and supplies (5.0%)
Becton Dickinson and Co.	44,418	12,080,363
Cooper Cos., Inc. (The)	22,700	7,293,283
Danaher Corp.	135,800	20,842,584
		40,216,230
Hotels, restaurants, and leisure (4.9%)
Chipotle Mexican Grill, Inc. †	16,300	13,644,893
Hilton Worldwide Holdings, Inc.	162,499	18,022,764
Vail Resorts, Inc.	33,100	7,938,373
		39,606,030
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13,
cost $15) (Private) (Germany) † ΔΔ F	22	19
		19
Independent power and renewable electricity producers (1.4%)
AES Corp.	573,100	11,404,690
		11,404,690

COMMON STOCKS (97.8%)* cont.	Shares	Value
Industrial conglomerates (3.1%)
Honeywell International, Inc.	81,700	$14,460,900
Roper Technologies, Inc.	29,000	10,272,670
		24,733,570
Insurance (3.1%)
AXA SA (France)	569,434	16,038,613
Prudential PLC (United Kingdom)	483,710	9,284,064
		25,322,677
Interactive media and services (2.9%)
Alphabet, Inc. Class A †	6,236	8,352,436
Alphabet, Inc. Class C †	11,507	15,385,089
		23,737,525
Internet and direct marketing retail (4.0%)
Amazon.com, Inc. †	14,795	27,338,793
Etsy, Inc. †	116,400	5,156,520
Global Fashion Group SA (Luxembourg) †	3,107	8,085
		32,503,398
IT Services (7.7%)
Accenture PLC Class A	39,500	8,317,515
Fidelity National Information Services, Inc.	137,700	19,152,693
Okta, Inc. †	58,573	6,757,567
Visa, Inc. Class A	146,100	27,452,190
		61,679,965
Leisure products (1.7%)
Hasbro, Inc.	128,000	13,518,080
		13,518,080
Life sciences tools and services (1.8%)
Thermo Fisher Scientific, Inc.	45,500	14,781,585
		14,781,585
Machinery (1.3%)
Stanley Black & Decker, Inc.	62,200	10,309,028
		10,309,028
Multi-utilities (0.5%)
Ameren Corp.	49,700	3,816,960
		3,816,960
Personal products (2.0%)
Unilever NV (Netherlands)	280,497	16,118,673
		16,118,673
Pharmaceuticals (1.5%)
Merck & Co., Inc.	128,600	11,696,170
		11,696,170
Road and rail (1.5%)
Union Pacific Corp.	66,700	12,058,693
		12,058,693
Semiconductors and semiconductor equipment (6.8%)
ASML Holding NV (Netherlands) S	23,800	7,043,372
First Solar Inc. †	112,500	6,295,500
Micron Technology, Inc. †	105,600	5,679,168
NXP Semiconductors NV	107,000	13,616,820
ON Semiconductor Corp. †	430,600	10,498,028
Texas Instruments, Inc.	91,400	11,725,706
		54,858,594
Software (13.7%)
Adobe, Inc. †	57,400	18,931,094
DocuSign, Inc. †	76,700	5,684,237
Microsoft Corp.	371,100	58,522,470
Salesforce.com, Inc. †	90,900	14,783,976
ServiceNow, Inc. † S	14,300	4,037,176
Talend SA ADR †	218,899	8,561,140
		110,520,093
Specialty retail (4.1%)
Home Depot, Inc. (The)	65,400	14,282,052
Lowe’s Cos., Inc.	87,900	10,526,904
TJX Cos., Inc. (The)	61,700	3,767,402
Ulta Beauty, Inc. †	17,600	4,455,264
		33,031,622

6 Putnam VT Sustainable Leaders Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value
Technology hardware, storage, and peripherals (5.1%)
Apple, Inc.	140,572	$41,278,968
		41,278,968
Textiles, apparel, and luxury goods (1.9%)
adidas AG (Germany)	25,434	8,267,796
Levi Strauss & Co. Class A S	372,122	7,178,234
		15,446,030
Total common stocks (cost $580,909,247)		$788,991,466

	Expiration
WARRANTS (—%)* †	date	Strike price	Warrants	Value
Neuralstem, Inc. Ser. K,
(acquired 4/20/17,
cost $—)	1/9/22	$42.00	11,244	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (3.2%)*	shares	Value
Putnam Cash Collateral Pool, LLC 1.81% [d]	Shares 13,830,336	$13,830,336
Putnam Short Term Investment
Fund 1.72% L	Shares 12,024,111	12,024,111
U.S. Treasury Bills 1.618%, 4/9/20	$118,000	117,510
U.S. Treasury Bills 1.632%, 4/16/20	114,000	113,495
Total short-term investments (cost $26,085,400)		$26,085,452
Total investments (cost $606,994,647)		$815,076,918

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $806,342,175.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,795,177, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $274,671 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $22,397,354)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/18/20	$2,451,980	$2,398,477	$(53,503)
Barclays Bank PLC
	British Pound	Sell	3/18/20	215,559	210,854	(4,705)
JPMorgan Chase Bank N.A.
	Euro	Sell	3/18/20	9,185,129	9,091,979	(93,150)
State Street Bank and Trust Co.
	Euro	Sell	3/18/20	4,869,855	4,820,545	(49,310)
UBS AG
	Euro	Sell	3/18/20	5,934,839	5,875,499	(59,340)
Unrealized appreciation						—
Unrealized (depreciation)						(260,008)
Total						$(260,008)

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT Sustainable Leaders Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$23,737,525	$—	$—
Consumer discretionary	134,105,160	—	19
Consumer staples	64,750,467	—	—
Financials	79,283,121	—	1,795,146
Health care	87,481,378	—	—
Industrials	56,570,437	—	12
Information technology	268,337,620	—	—
Materials	49,378,627	—	—
Utilities	23,551,954	—	—
Total common stocks	787,196,289	—	1,795,177
Warrants	—	—	—
Short-term investments	12,024,111	14,061,341	—
Totals by level	$799,220,400	$14,061,341	$1,795,177

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(260,008)	$—
Totals by level	$—	$(260,008)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Sustainable Leaders Fund

Statement of assets and liabilities
12/31/19

Assets
Investment in securities, at value, including $13,618,659 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $581,140,200)	$789,222,471
Affiliated issuers (identified cost $25,854,447) (Notes 1 and 5)	25,854,447
Cash	11
Foreign currency (cost $3,050) (Note 1)	3,070
Dividends, interest and other receivables	632,333
Foreign tax reclaim	129,879
Receivable for shares of the fund sold	38,252
Receivable for investments sold	14,743,354
Total assets	830,623,817

Liabilities
Payable for investments purchased	8,234,902
Payable for shares of the fund repurchased	870,884
Payable for compensation of Manager (Note 2)	368,969
Payable for custodian fees (Note 2)	25,937
Payable for investor servicing fees (Note 2)	91,841
Payable for Trustee compensation and expenses (Note 2)	434,549
Payable for administrative services (Note 2)	7,667
Payable for distribution fees (Note 2)	33,181
Unrealized depreciation on forward currency contracts (Note 1)	260,008
Collateral on securities loaned, at value (Note 1)	13,830,336
Other accrued expenses	123,368
Total liabilities	24,281,642

Net assets	$806,342,175

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$524,715,617
Total distributable earnings (Note 1)	281,626,558
Total — Representing net assets applicable to capital shares outstanding	$806,342,175

Computation of net asset value Class IA
Net assets	$648,609,612
Number of shares outstanding	16,248,898
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$39.92

Computation of net asset value Class IB
Net assets	$157,732,563
Number of shares outstanding	4,071,918
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$38.74

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Leaders Fund 9

Statement of operations
Year ended 12/31/19

Investment income
Dividends (net of foreign tax of $255,408)	$8,794,827
Interest (including interest income of $369,592 from investments in affiliated issuers) (Note 5)	371,794
Securities lending (net of expenses) (Notes 1 and 5)	71,514
Total investment income	9,238,135

Expenses
Compensation of Manager (Note 2)	4,182,440
Investor servicing fees (Note 2)	532,631
Custodian fees (Note 2)	22,756
Trustee compensation and expenses (Note 2)	23,592
Distribution fees (Note 2)	379,056
Administrative services (Note 2)	22,089
Other	223,409
Total expenses	5,385,973

Expense reduction (Note 2)	(16,814)
Net expenses	5,369,159

Net investment income	3,868,976

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	69,808,080
Foreign currency transactions (Note 1)	(24,677)
Forward currency contracts (Note 1)	1,100,450
Total net realized gain	70,883,853
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	157,585,855
Assets and liabilities in foreign currencies	(1,922)
Forward currency contracts	(266,206)
Total change in net unrealized appreciation	157,317,727

Net gain on investments	228,201,580

Net increase in net assets resulting from operations	$232,070,556

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Sustainable Leaders Fund

Statement of changes in net assets
	Year ended	Year ended
	12/31/19	12/31/18
Increase (decrease) in net assets
Operations:
Net investment income	$3,868,976	$2,667,630
Net realized gain on investments and foreign currency transactions	70,883,853	109,257,953
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	157,317,727	(115,227,923)
Net increase (decrease) in net assets resulting from operations	232,070,556	(3,302,340)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,173,083)	(87,837)
Class IB	(687,866)	—
Net realized short-term gain on investments
Class IA	(9,276,853)	(18,299,334)
Class IB	(2,388,209)	(4,815,435)
From net realized long-term gain on investments
Class IA	(75,655,887)	(55,586,059)
Class IB	(19,476,652)	(14,627,366)
Increase from capital share transactions (Note 4)	21,964,541	6,410,531
Total increase (decrease) in net assets	142,376,547	(90,307,840)
Net assets:
Beginning of year	663,965,628	754,273,468
End of year	$806,342,175	$663,965,628

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Leaders Fund 11

Financial highlights (For a common share outstanding throughout the period)
INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/19	$34.29	.21	11.36	11.57	(.28)	(5.66)	(5.94)	$39.92	36.72	$648,610.66		.56	29
12/31/18	39.72	.15	(.52)	(.37)	(.01)	(5.05)	(5.06)	34.29	(1.28)	530,487.68		.40	63
12/31/17	33.30	.14	9.19	9.33	(.32)	(2.59)	(2.91)	39.72	29.55	598,835.67		.39	71
12/31/16	34.41	.24 [g]	2.19	2.43	(.33)	(3.21)	(3.54)	33.30	8.06	515,745	.68 [e]	.75 [e,g]	72
12/31/15	35.07	.16	(.16)	—[f]	(.24)	(.42)	(.66)	34.41	(.07)	530,953.66		.45	66
Class IB
12/31/19	$33.42	.11	11.05	11.16	(.18)	(5.66)	(5.84)	$38.74	36.36	$157,733.91		.31	29
12/31/18	38.92	.06	(.51)	(.45)	—	(5.05)	(5.05)	33.42	(1.53)	133,478.93		.15	63
12/31/17	32.68	.05	9.01	9.06	(.23)	(2.59)	(2.82)	38.92	29.22	155,439.92		.14	71
12/31/16	33.82	.15 [g]	2.15	2.30	(.23)	(3.21)	(3.44)	32.68	7.79	139,204	.93 [e]	.48 [e,g]	72
12/31/15	34.47	.07	(.14)	(.07)	(.16)	(.42)	(.58)	33.82	(.29)	167,644.91		.20	66

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets
Class IA	$0.10	0.31%
Class IB	0.09	0.29

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Sustainable Leaders Fund

Notes to financial statements 12/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2019 through December 31, 2019.

Putnam VT Sustainable Leaders Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Stocks of companies that exhibit a commitment to sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Sustainable investing. Putnam Management believes that companies that exhibit leadership in sustainable business practice also often exhibit more profitable, durable financial returns with lower risk profiles. Accordingly, in selecting investments, Putnam Management focuses on companies that it believes have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Putnam VT Sustainable Leaders Fund 13

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterpar-ty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $260,008 on open derivative contracts subject to the Master Agreements . There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,830,336 and the value of securities loaned amounted to $13,618,659.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses.

14 Putnam VT Sustainable Leaders Fund

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,046,837 to increase undistributed net investment income and $1,046,837 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$217,760,593
Unrealized depreciation	(9,678,402)
Net unrealized appreciation	208,082,191
Undistributed ordinary income	4,378,390
Undistributed long-term gain	69,168,071
Cost for federal income tax purposes	$606,734,719

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$426,508
Class IB	106,123
Total	$532,631

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $799 under the expense offset arrangements and by $16,015 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $521, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$216,286,007	$314,350,882
U.S. government securities
(Long-term)	—	—
Total	$216,286,007	$314,350,882

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Sustainable Leaders Fund 15

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/19		Year ended 12/31/18		Year ended 12/31/19		Year ended 12/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	189,108	$7,030,415	116,553	$4,464,343	123,888	$4,436,359	134,418	$4,971,095
Shares issued in connection with
reinvestment of distributions	2,617,680	89,105,823	2,100,915	73,973,230	681,351	22,552,727	565,526	19,442,801
	2,806,788	96,136,238	2,217,468	78,437,573	805,239	26,989,086	699,944	24,413,896
Shares repurchased	(2,026,379)	(74,976,481)	(1,825,132)	(70,174,202)	(727,465)	(26,184,302)	(699,906)	(26,266,736)
Total Increase (decrease)	780,409	$21,159,757	392,336	$8,263,371	77,774	$804,784	38	$(1,852,840)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:
					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/18	Purchase cost	Sale proceeds	Investment income	12/31/19
Short-term investments
Putnam Cash Collateral Pool, LLC*	$29,858,608	$232,753,546	$248,781,818	$583,095	$13,830,336
Putnam Short Term Investment
Fund**	3,374,016	175,712,853	167,062,758	369,592	12,024,111
Total Short-term investments	$33,232,624	$408,466,399	$415,844,576	$952,687	$25,854,447

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$24,200,000
Warrants (number of warrants)	11,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$—	Payables	$260,008
Equity contracts	Investments	—	Payables	—
Total		$—		$260,008

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$1,100,450	$1,100,450
Total	$—	$1,100,450	$1,100,450

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$(266,206)	$(266,206)
Total	$—	$(266,206)	$(266,206)

16 Putnam VT Sustainable Leaders Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America	Barclays Bank	JPMorgan Chase	State Street Bank
	N.A.	PLC	Bank N.A.	and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$—	$—	$—	$—
Total Assets	$—	$—	$—	$—	$—	$—
Liabilities:
Forward currency contracts#	53,503	4,705	93,150	49,310	59,340	260,008
Total Liabilities	$53,503	$4,705	$93,150	$49,310	$59,340	$260,008
Total Financial and Derivative
Net Assets	$(53,503)	$(4,705)	$(93,150)	$(49,310)	$(59,340)	$(260,008)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—
Net amount	$(53,503)	$(4,705)	$(93,150)	$(49,310)	$(59,340)
Controlled collateral received (including
TBA commitments)*	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)*	$—	$—	$—	$—	$—	$—

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $76,394,938 as a capital gain dividend with respect to the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 38.13% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Sustainable Leaders Fund 17

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; trustee of the New York Society Library; and a trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products; director of Devon Energy Corporation, an independent natural gas and oil exploration and production company; Chair of the Board of Trustees of Mount Holyoke College; member of the Finance Committee of the Children's Hospital of Colorado; Treasurer and Chair of the Finance Committee of the Board of The Denver Foundation; Senior Advisor for First Reserve, an energy private equity firm; previously a director of UNS Energy Corporation, a publicly held electric and gas utility in Arizona; and previously a director of SM Energy Corporation, a publicly held U.S. exploration and production company.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

18 Putnam VT Sustainable Leaders Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial Officer,
Vice President and Chief Compliance Officer	Since 2004	Principal Accounting Officer, and Assistant
Since 2016		Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance,Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Sustainable Leaders Fund 19

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20 Putnam VT Sustainable Leaders Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Sustainable Leaders Fund 21

This report has been prepared for the shareholders	TR518
of Putnam VT Sustainable Leaders Fund.	VTAN013 319785 2/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2019	$49,260	$ —	$5,529	$ —
December 31, 2018	$47,204	$ —	$5,129	$ —

For the fiscal years ended December 31, 2019 and December 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $163,204 and $621,611 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2019	$ —	$157,675	$ —	$ —
December 31, 2018	$ —	$616,482	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020